UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2020

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Item 1. Reports to Stockholders.

Soundwatch Hedged Equity Fund
Institutional Class (BHHEX)

Semi-Annual Report to Shareholders
April 30, 2020

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Dear Shareholder,

For the period ended April 30, 2020, the per share net asset value of the Soundwatch Hedged Equity Fund Institutional Class (BHHEX) has declined by 0.65% compared to a decrease of 3.16% for the S&P 500 Total Return Index (S&P 500) and a decrease of 16.81% for the CBOE S&P500 Buy Write Index.

The market suffered a sharp sell-off in Q1 of 2020 of more than 30% triggered by fears of the Coronavirus global pandemic. The US equity market recovered a good portion of those losses in April 2020.  The outperformance by the Soundwatch Hedged Equity Fund of both these benchmarks was attributable to the downside buffer which is systematically in place and rolled each quarter.

Portfolio & Economic Outlook

Generally, we are agnostic about broad macroeconomic factors and do not attempt to forecast or time markets. Instead, we are primarily focused on the efficient execution of our proprietary systematic Hedged Equity model based on our Buy, Hold and Hedge philosophy. We buy and hold our core underlying ETF portfolio and systematically purchase protective put spreads financed by selling covered calls and options spreads.

With presidential elections in 2020 and markets trading back near record highs, we expect to see continued volatility for the year ahead. Continued Coronavirus concerns, near zero interest rates, late stage economic cycle, trade relations with China and finalizing UK’s BREXIT deal continue to leave many unknown and potentially negative factors in the market, giving investors several reasons to remain prudent.

Sincerely,

Robert Hammer
Chief Investment Officer, Soundwatch Capital LLC

The S&P 500® Total Return Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The Index includes 500 leading companies and captures approximately 80% coverage of available market. One cannot invest directly in an index.

The CBOE S&P500 Buy Write Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

Opinions expressed are those of Soundwatch Funds and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

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Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund may also use options which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The value of put options on ETFs sold by the Fund is based on the value of the ETFs underlying the options. The price of an ETF can fluctuate within a wide range, and the value of an option on an ETF may decrease if the prices of the securities owned by the ETF go down. An index ETF may not replicate the performance of a benchmark index it seeks to track. In addition, an ETF is subject to the risk that the market price of the ETF's shares may trade at a discount to its NAV or an active trading market for its shares may not develop or be maintained. Trading of an ETF's shares may be halted, during which time an option may be exercised, exposing the Fund to the risks of directly investing in an ETF's shares. A decline in the value of an investment in a single issuer could cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio. There can be no assurance that the Fund will grow to or maintain an economically viable size.

The Soundwatch Hedged Equity Fund is distributed by Quasar Distributors, LLC.

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Soundwatch Hedged Equity Fund
Expense Example
April 30, 2020 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 31, 2019 to April 30, 2020 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)
Institutional Class
Actual Fund Return	$ 1,000.00	$ 993.50	$ 3.57
Hypothetical 5% Return	1,000.00	1,021.58	3.62

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 182/366. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Soundwatch Hedged Equity Fund
Allocation of Portfolio Holdings
April 30, 2020 (Unaudited)
(Calculated as a percentage of Total Absolute Market Value)

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Soundwatch Hedged Equity Fund
Schedule of Investments
April 30, 2020 (Unaudited)
	Shares		Value
EXCHANGE TRADED FUND ― 94.0%(1)
iShares Core S&P 500 ETF (2)	264,000		$76,866,240
TOTAL EXCHANGE TRADED FUND (Cost $63,471,151)			$76,866,240

PURCHASED OPTIONS ― 3.2%(3)	Contracts	Notional ($)
Call Options ― 1.8%
S&P 500 Index at $2,500, Expires December 18, 2020	27	7,863,561	1,430,595
Total Call Options Purchased (Premiums paid $964,122)			1,430,595

Put Options ― 1.4%
S&P 500 Index at $2,455, Expires June 30, 2020	291	84,751,713	1,177,095
Total Put Options Purchased (Premiums paid $5,531,068)			1,177,095
TOTAL PURCHASED OPTIONS (Premiums paid $6,495,190)			$2,607,690

SHORT-TERM INVESTMENT ― 7.3%	Shares
First American Money Market Fund - Government Obligations, X Class, 0.250% (4)	5,987,675		5,987,675
TOTAL SHORT-TERM INVESTMENT (Cost $5,987,675)			$5,987,675

INVESTMENTS IN SECURITIES, AT VALUE ― 104.5% (Cost $75,954,016)			$85,461,605
Liabilities in Excess of Other Assets ― (4.5)%			(3,684,632)
TOTAL NET ASSETS ― 100.0%			$81,776,973

WRITTEN OPTIONS ― (5.0%)(3)	Contracts
Call Options ― (3.9%)
S&P 500 Index at $2,585, Expires June 30, 2020	(87)	(25,338,141)	(3,230,310)
Total Call Options Written (Premiums received $1,289,204)			(3,230,310)

Put Options ― (1.1%)
S&P 500 Index at $2,190, Expires June 30, 2020	(291)	(84,751,713)	(485,970)
S&P 500 Index at $2,500, Expires December 18, 2020	(27)	(7,863,561)	(400,950)
Total Put Options Written (Premiums received $3,787,572)			(886,920)
TOTAL WRITTEN OPTIONS (Premiums received $5,076,776)			$(4,117,230)

Percentages are stated as a percent net of assets.

(1)	See Note 6.
(2)	A portion of this security is pledged as collateral.
(3)	Non-income producing securities.
(4)	The rate is the annualized seven-day yield at period end.

 The accompanying notes are an integral part of these financial statements.
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Soundwatch Hedged Equity Fund
Statement of Assets and Liabilities
April 30, 2020 (Unaudited)

Assets:
Investments in securities, at value (cost $75,954,016)	$85,461,605
Deposits at broker for options trading	142,388
Receivables:
Fund shares sold	81,350
Interest receivable	951
Investment securities sold	293,844
Prepaid expenses	9,402
Total Assets	85,989,540

Liabilities:
Written options, at value (premiums received $5,076,776)	4,117,230
Payables:
Fund shares redeemed	35,056
Investment management fee payable	20,563
Interest payable	1,612
Accrued other expenses	38,106
Total Liabilities	4,212,567

Net Assets	$81,776,973

Components of Net Assets:
Paid-in capital	$74,678,284
Total distributable earnings	7,098,689
Net Assets	$81,776,973

Institutional Class:
Net Assets	$81,776,973
Shares Issued and Outstanding (unlimited number of shares authorized, no par value)	4,598,874
Net Asset Value, Redemption Price and Offering Price Per Share	$17.78

 The accompanying notes are an integral part of these financial statements.

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Soundwatch Hedged Equity Fund
Statement of Operations
For the Six Months Ended April 30, 2020 (Unaudited)

Investment Income:
Dividend income	$989,263
Interest income	34,588
Total investment income	1,023,851

Expenses:
Investment management fee (Note 3)	293,024
Administration and fund accounting fees (Note 3)	41,071
Shareholder servicing fees	35,580
Interest expense (Note 7)	28,491
Transfer agent expenses (Note 3)	21,305
Audit fees	8,701
Legal fees	7,794
Registration fees	7,364
Compliance fees (Note 3)	6,442
Printing expense	5,299
Custody fees (Note 3)	5,215
Trustee fees (Note 3)	3,008
Insurance fees	1,662
Miscellaneous expenses	4,224
Total expenses	469,180
Expenses waived by the Adviser (Note 3)	(147,665)
Net expenses	321,515
Net investment income	702,336

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	126,636,801
Written options	(122,152,999)
Net realized gain	4,483,802
Net change in unrealized appreciation/depreciation on:
Investments	(6,424,260)
Written options	1,129,887
Net change in unrealized appreciation/depreciation	(5,294,373)
Net realized and unrealized loss on investments and written options	(810,571)

Net decrease in net assets from operations	$(108,235)

 The accompanying notes are an integral part of these financial statements.

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Soundwatch Hedged Equity Fund
Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2020 (Unaudited)	For the Year Ended October 31, 2019
Increase in Net Assets from:
Operations:
Net investment income	$702,336	$1,300,876
Net realized gain (loss) on investments and written options	4,483,802	(1,041,953)
Net change in unrealized appreciation/depreciation on investments and written options	(5,294,373)	4,280,977
Net increase (decrease) in net assets from operations	(108,235)	4,539,900

Distributions to Shareholders	(1,392,269)	(885,798)

Capital Transactions:
Proceeds from shares sold	10,868,932	36,697,197
Reinvestment of distributions	1,372,927	885,798
Cost of shares repurchased	(22,869,797)	(53,317,797)
Net decrease in net assets from capital transactions	(10,627,938)	(15,734,802)
Total decrease in net assets	(12,128,442)	(12,080,700)

Net Assets
Beginning of period	93,905,415	105,986,115
End of period	$81,776,973	$93,905,415

Capital Share Transactions:
Shares sold	646,622	2,171,398
Shares reinvested	74,212	55,087
Shares repurchased	(1,291,481)	(3,172,813)
Net decrease in shares outstanding	(570,647)	(946,328)

 The accompanying notes are an integral part of these financial statements.

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Soundwatch Hedged Equity Fund
Financial Highlights
Institutional Class
Per Share Data for a Share Outstanding Throughout Each Period Presented.

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019	For the Year Ended October 31, 2018	For the Period November 30, 2016* through October 31, 2017

Net Asset Value, Beginning of Period	$18.17		$17.33	$17.21	$15.00

Income from Investment Operations:
Net investment income(1)	0.14		0.24	0.13	0.14
Net realized and unrealized gain on investments	(0.26)		0.78	0.10 (2)	2.15
Total income from investment operations	(0.12)		1.02	0.23	2.29

Less Distributions:
Net investment income	(0.27)		(0.18)	(0.11)	(0.08)
Total distributions	(0.27)		(0.18)	(0.11)	(0.08)

Net Asset Value, End of Period	$17.78		$18.17	$17.33	$17.21

Total Return	-0.65%	(3)	5.94%	1.31%	15.33%	(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$81,777		$93,905	$105,986	$78,486
Ratio of expenses to average net assets (5)
Before fees waived by the Adviser	1.06%	(4)	1.06%	1.19%	1.63%	(4)
After fees waived by the Adviser	0.72%	(4)	0.75%	0.97%	1.06%	(4)
Ratio of net investment income to average net assets (6)
After fees waived by the Adviser	1.58%	(4)	1.36%	0.76%	0.93%	(4)

Portfolio Turnover Rate(3)	7%	(3)	23%	8%	3%	(3)

*	Inception date
(1)	Computed using the average shares method.
(2)
The net realized and unrealized gain on investments per share does not accord with the net of the amounts reported in the statement of operations due to the timing of purchases and redemptions of the Fund shares during the year.

(3)	Not annualized
(4)	Annualized
(5)
The ratio of expenses to average net assets includes tax, short dividend and/or interest expense. For the periods ended April 30, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of expenses to average net assets excluding tax, short dividend and/or interest expense before fees waived by the Adviser was 0.99%, 1.05%, 1.17% and 1.52%, respectively. Excluding tax, short dividend and/or interest expense, the ratio of expenses to average net assets, after fees waived by the Adviser, was 0.66%, 0.73%, 0.95% and 0.95%, respectively.

(6)
The ratio of net investment income to average net assets includes tax, short dividend and/or interest expense. For the periods ended April 30, 2020, October 31, 2019, October 31, 2018 and October 31, 2017, the ratio of net investment income to average net assets excluding tax, short dividend and/or interest expense after fees waived by the Adviser was 1.52%, 1.34%, 0.78% and 1.04%, respectively.

 The accompanying notes are an integral part of these financial statements.

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Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2020 (Unaudited)

NOTE 1 – Organization

The Soundwatch Hedged Equity Fund, formerly Soundwatch Core Hedged Equity Fund, (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust was organized on August 28, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Soundwatch Capital, LLC (the “Adviser”) serves as the investment manager to the Fund. The investment objective of the Fund is to provide long-term capital appreciation. The inception date of the Fund was November 30, 2016.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation –Securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. The Adviser anticipates that the Fund's portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the Board.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Adviser with oversight by the Trust’s Valuation Committee.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 - quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

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Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2020 (Unaudited)

Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -   significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of April 30, 2020:

Description	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Fund	$76,866,240	$-	$-	$76,866,240
Purchased Options	-	2,607,690	-	2,607,690
Short-Term Investment	5,987,675	-	-	5,987,675
Total	$82,853,915	$2,607,690	$-	$85,461,605

Liabilities
Written Options	$-	$(4,117,230)	$-	$(4,117,230)
Total	$-	$(4,117,230)	$-	$(4,117,230)

See the Schedule of Investments for further detail of investment classifications.

(b) Derivatives – The Fund invests in certain derivatives, as detailed below, to meet its investment objectives.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund could lose more than the principal amount invested by investing in a derivative instrument. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may also utilize certain financial instruments and investment techniques for risk management or hedging purposes.  There is no assurance that such risk management and hedging strategies will be successful, as such success will depend on, among other factors, the Adviser’s ability to predict the future correlation, if any, between the performance of the instruments utilized for hedging purposes and the performance of the investments being hedged.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the period ended April 30, 2020 was related to the use of purchased and written options. The Fund systematically writes (sells) equity index and/or ETF call options, covered calls and option spreads to generate additional income. A portion of the proceeds is used to systematically purchase a series of protective equity index and/or ETF put options or put spreads to reduce the negative impact of stock market declines on long-term performance.

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Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2020 (Unaudited)

As the seller of an index call option, the Fund receives cash (the “premium”) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund also buys index and/or ETF put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index and/or ETF put option generally increases as stock prices (and the value of the index) decrease and decreases as those stocks (and the index) increase. A put spread is an option spread strategy that is created when equal number of put options are bought and sold simultaneously. Under certain market conditions, the selling of call options, including covered call options, or option spreads and purchasing of protective put options or put spreads may limit the upside returns of the Fund.

The Fund had outstanding purchased and written option contracts as listed on the Schedule of Investments as of April 30, 2020. The fair market value of purchased options are included in Investments in securities, and written options are reported separately on the Statement of Assets and Liabilities; the realized and change in unrealized gains and losses for purchased options are included in Investments and written options are reported separately on the Statement of Operations.  The primary risk category for all option positions during the fiscal period was equity risk.

For the period ended April 30, 2020, the month-end average number of purchased and written option contracts for the Fund was 548 and (540), respectively.

(c) Federal Income Taxes - The Fund has elected to be taxed as a Regulated Investment Companies (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

As of and during the period ended April 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or tax penalties. As of April 30, 2020, open tax periods subject to examination by the tax authorities in the United States also include the tax years ended October 31, 2019, October 31, 2018, and the period ended October 31, 2017. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed annually. Net realized gains from investment transactions, if any, are distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(f) Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2020 (Unaudited)

(g) Security Transactions and Investment Income – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis.

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets, which was lowered from 0.85% to 0.66%, effective March 1, 2019. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 0.66% of average daily net assets, excluding any shareholder servicing fees pursuant to a shareholder servicing plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses such as litigation (the “Expense Cap”). The Expense Cap had previously been lowered from 0.95% to 0.90%, effective November 15, 2018; from 0.90% to 0.85%, effective December 15, 2018; and to the current rate of 0.66%, effective March 1, 2019.

The Adviser is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to 36 months following the month in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year. For annuals, the lesser of the current expense limitation, or the limitation at the time of the waiver.

At April 30, 2020, the amounts waived by the Adviser are as follows:

Year Waived / Reimbursed	Amounts Available for Recoupment	Expiration
2017	$130,122	October 31, 2020
2018	219,052	October 31, 2021
2019	302,107	October 31, 2022
2020	147,665	April 30, 2023
	$798,946

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator and fund accountant and transfer agent. The officers of the Trust are employees of Fund Services.  U.S. Bank, N.A. serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar”), serves as the Fund’s distributor and principal underwriter. For the period ended April 30, 2020, the Fund incurred the following expenses for administration & fund accounting, transfer agent, compliance and custody fees:

Administration & fund accounting	$ 41,071
Transfer Agent	$ 21,305
Compliance	$ 6,442
Custody	$ 5,215

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Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2020 (Unaudited)

At April 30, 2020, the Fund had payables for administration & fund accounting, transfer agent, compliance and custody fees in the following amounts:

Administration & fund accounting	$ 13,350
Transfer Agent	$ 7,052
Compliance	$ 2,049
Custody	$ 1,825

The above payable amounts are included in Accrued other expenses in the Statement of Assets and Liabilities.

The Independent Trustees were paid $3,008 for their services and reimbursement of travel expenses during the period ended April 30, 2020.  The Fund pays no compensation to the Interested Trustee or officers of the Trust.

NOTE 4 – Investment Transactions

Purchases and sales of long-term investment securities for the period ended April 30, 2020, were as follows:

Purchases	$6,185,885
Sales	$14,509,820

NOTE 5 – Federal Income Tax Information

At October 31, 2019, the components of accumulated earnings (deficit) for income tax purposes were as follows:

	Investments	Written Options	Total
Cost of Investments	$81,899,313	$(3,624,209)	$78,275,104
Gross Unrealized Appreciation	17,727,738	-	17,727,738
Gross Unrealized Depreciation	(2,377)	-	(2,377)
Net Unrealized Appreciation (Depreciation) on Investments	17,725,361	-	17,725,361

Undistributed ordinary income	922,191	-	922,191
Undistributed long-term capital gains	-	-	-
Total distributable earnings	922,191	-	922,191

Other accumulated gain (loss)	(10,048,359)	-	(10,048,359)
Total accumulated gain (loss)	$8,599,193	$-	$8,599,193

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and marked-to-markets.

At October 31, 2019, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

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Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2020 (Unaudited)

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 4,800,239	$ 5,248,120	$ 10,048,359

The tax character of distributions paid during the period ended April 30, 2020 and the years ended October 31, 2019 and October 31, 2018 were as follows:

	Period Ended April 30, 2020	Year Ended October 31, 2019
Distributions Paid From:
Ordinary Income	$1,392,269	$885,798
Total Distributions Paid	$1,392,269	$885,798

NOTE 6 – Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in iShares Core S&P 500 ETF (“IVV”).  The Fund may redeem its investment from IVV at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of IVV. The expense ratio of IVV is 0.04% of average net assets as reflected in the most current prospectus. The financial statements of IVV, including its portfolio of investments, can be found at the Securities and Exchange Commission’s (SEC) website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2020, the percentage of the Fund’s net assets invested in IVV was 94.0%.

NOTE 7 – Line of Credit

The Fund has access to an $8 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the period ended April 30, 2020 was as follows:

Maximum available credit	$8,000,000
Largest amount outstanding on an individual day	271,000
Average daily loan outstanding – 2 days	247,500
Interest expense	65.31
Loan outstanding as of April 30, 2020	-
Average interest rate	4.75%

NOTE 8 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act.  As of April 30, 2020, Charles Schwab & Company, Inc. held, in aggregate for the benefit of others, 86% of the outstanding shares of the Fund.

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Soundwatch Hedged Equity Fund
Notes to Financial Statements
April 30, 2020 (Unaudited)

NOTE 9 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

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Soundwatch Hedged Equity Fund
Additional Information
April 30, 2020 (Unaudited)

Quarterly Portfolio Schedule
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting
You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at (888) 244-4601 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX.  The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

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Soundwatch Hedged Equity Fund
Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on August 13 and August 14, 2019, the Board of Trustees (the “Board”) of Trust for Advised Portfolios (the “Trust”), including all Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940, considered and approved the continuance of the investment advisory agreement (“Advisory Agreement”) with Soundwatch Capital, LLC (“Soundwatch” or the “Adviser”), for the Soundwatch Hedged Equity Fund (the “Fund”).  In advance of the February meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations.  In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each individual Trustee may have attributed different weights to the various factors and information.

•
In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of Soundwatch, including information regarding its compliance program, chief compliance officer and compliance record.  The Board also considered the existing relationship between Soundwatch and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year it had met with the Adviser telephonically to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that Soundwatch had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•
In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and the Adviser’s similarly managed accounts.  The Board considered that the Fund had underperformed relative to its peer group for the one-year period ended June 30, 2019 and relative to its broad-based securities market benchmark index for the one-year period ended May 31, 2019. The Board also considered that the Fund was in line with the Adviser’s similarly managed composite for the one-year and since inception periods ended May 31, 2019 and had outperformed its peer group for the year-to-date period ending June 30, 2019. The Board observed that the Fund had only slightly more than two years of performance results, which is a relatively short period of time from which to draw any meaningful conclusions.

•
The Trustees also reviewed the cost of the Adviser’s services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds.  The Board considered the Adviser’s commitment to the Fund, noting that the Adviser had contractually agreed to maintain an annual expense cap for the Fund.  The Board further noted that the Adviser had reduced the Fund’s advisory fee and expense cap during the last year and that the Fund’s reduced advisory fee and reduced net expense ratio are lower than the peer group median and average.  After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Soundwatch were fair and reasonable.

•
With respect to the Fund, the Trustees considered Soundwatch’s assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved.  The Board also considered the Adviser’s commitment to maintain a reduced expense cap on Fund expenses and its plans to enhance the firm’s operations and capabilities through reinvestment in its business.  The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

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Soundwatch Hedged Equity Fund
Approval of Investment Advisory Agreement (Unaudited)

•
The Trustees considered the profitability of Soundwatch from managing the Fund.  In assessing Soundwatch’s profitability, the Trustees reviewed Soundwatch’s financial information that was provided in the Board materials and took into account both the direct and indirect benefits to Soundwatch from managing the Fund.  The Trustees concluded that Soundwatch’s profits from managing the Fund were not excessive and, after a review of the relevant financial information, Soundwatch appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

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PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Soundwatch Capital, LLC
485 Madison Avenue, 7th Floor
New York, NY 10022

Distributor
Quasar Distributors, LLC
111 East Kilbourn Ave. Suite 1250
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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Item 2. Code of Ethics.

Not applicable for semi-annual reports

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  July 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date  July 7, 2020

By  /s/ Russell B. Simon
Russell B. Simon, Treasurer

Date  July 7, 2020